UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): July 17, 2006


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


               000-13143                               41-1223933
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        (Commission File Number)            (I.R.S. Employer Identification No.)

        5540 Pioneer Creek Drive
            Maple Plain, MN                               55359
----------------------------------------    ------------------------------------
(Address Of Principal Executive Offices)               (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3 through 8 are not applicable and therefore omitted.

ITEM 2.02      Results Of Operations And Financial Condition.

The Company hereby furnishes a press release issued on July 17, 2006 and attached hereto as Exhibit 99.1 disclosing material non-public information regarding the Company's results of operations for the quarter ended June 30, 2006.


ITEM 9.01      Financial Statements And Exhibits.

Exhibit No.    Description
-----------    -----------------------------------------------------------------
99.1           Press Release issued July 17, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 INNOVEX, INC.

                                                 By: /s/ Douglas W. Keller
                                                     ---------------------------
                                                 Douglas W. Keller
                                                 Vice President of Finance

Date: July 17, 2006